                       GENERAL DISTRIBUTOR'S AGREEMENT

                                   BETWEEN

                           ACTIVE ALLOCATION FUND,
                   A SERIES OF OPPENHEIMER PORTFOLIO SERIES

                                     AND

                      OPPENHEIMERFUNDS DISTRIBUTOR, INC.

Date: December 8, 2004

OPPENHEIMERFUNDS DISTRIBUTOR, INC.
Two World Financial Center
225 Liberty Street
New York, New York 10281-1008

Dear Sirs:

Active   Allocation  Fund,  a  series  of  Oppenheimer   Portfolio  Series,  a
Massachusetts  business  trust (the  "Fund"),  is  registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"),  consisting of one or more  series  ("Series")  and an  indefinite  number  of one or more classes of its shares of beneficial  interest for each Series  ("Shares") have been  registered  under  the  Securities  Act of 1933 (the  "1933  Act") to be offered for sale to the public in a continuous  public  offering in accordance with the terms and  conditions  set forth in the  Prospectus  and Statement of
Additional  Information ("SAI") included in the Fund's Registration  Statement as it may be amended from time to time (the "current Prospectus and/or SAI").

In  this   connection,   the  Fund  desires  that  your  firm  (the   "General
Distributor") act in a principal capacity as General  Distributor for the sale and  distribution  of Shares which have been registered as described above and of any additional  Shares which may become  registered during the term of this
Agreement.  You have  advised  the Fund  that you are  willing  to act as such
General  Distributor,  and  it is  accordingly  agreed  by and  between  us as follows:

1.    Appointment  of the  Distributor.  The Fund hereby  appoints  you as the
      --------------------------------
sole  General  Distributor,   pursuant  to  the  aforesaid  continuous  public
offering of its Shares,  and the Fund  further  agrees from and after the date of this Agreement,  that it will not,  without your consent,  sell or agree to sell any Shares  otherwise  than through  you,  except (a) the Fund may itself sell shares  without sales charge as an  investment to the officers,  trustees or  directors  and bona fide  present and former  full-time  employees  of the
Fund,  the Fund's  Investment  Adviser and  affiliates  thereof,  and to other investors who are  identified in the current  Prospectus  and/or SAI as having the privilege to buy Shares at net asset value;  (b) the Fund may issue shares in connection  with a merger,  consolidation  or acquisition of assets on such basis as may be authorized  or permitted  under the 1940 Act; (c) the Fund may issue shares for the reinvestment of dividends and other  distributions of the
Fund or of any other Fund if permitted by the current  Prospectus  and/or SAI;
and  (d)  the  Fund  may  issue  shares  as  underlying  securities  of a unit investment  trust if such unit  investment  trust has elected to use Shares as an  underlying  investment;  provided  that  in no  event  as to  any  of  the foregoing  exceptions  shall  Shares  be  issued  and  sold at less  than  the then-existing net asset value.

2.    Sale of Shares.  You hereby  accept  such  appointment  and agree to use
      --------------
your best efforts to sell Shares,  provided,  however,  that when requested by the Fund at any time  because of market or other  economic  considerations  or abnormal  circumstances  of any kind,  or when agreed to by mutual  consent of the Fund and the General Distributor,  you will suspend such efforts. The Fund may also  withdraw  the  offering  of Shares at any time when  required by the provisions of any statute,  order, rule or regulation of any governmental body having  jurisdiction.  It is understood  that you do not undertake to sell all or any specific number of Shares.

3.    Sales  Charge.  Shares  shall be sold by you at net asset  value  plus a
      -------------
front-end sales charge not in excess of 8.5% of the offering price,  but which front-end  sales charge shall be  proportionately  reduced or  eliminated  for larger  sales and  under  other  circumstances,  in each case on the basis set forth in the current Prospectus and/or SAI. The redemption  proceeds of shares offered and sold at net asset value with or without a front-end  sales  charge may be  subject to a  contingent  deferred  sales  charge  ("CDSC")  under the circumstances  described in the current Prospectus and/or SAI. You may reallow such portion of the front-end  sales charge to dealers or cause payment (which may exceed the  front-end  sales  charge,  if any) of  commissions  to brokers through  which  sales are  made,  as you may  determine,  and you may pay such amounts to dealers  and  brokers  on sales of shares  from your own  resources
(such dealers and brokers shall  collectively  include all domestic or foreign institutions  eligible  to offer  and sell the  Shares),  and in the event the
Fund has more than one  Series or class of  Shares  outstanding,  then you may impose a front-end  sales charge  and/or a CDSC on Shares of one Series or one class  that is  different  from the  charges  imposed  on Shares of the Fund's other  Series  or  class(es),  in  each  case  as set  forth  in  the  current
Prospectus  and/or SAI,  provided the  front-end  sales charge and CDSC to the ultimate  purchaser  do not  exceed the  respective  levels set forth for such category of purchaser in the current Prospectus and/or SAI.

4.    Purchase of Shares.
      ------------------

      (a) As  General  Distributor,  you  shall  have the  right to  accept or reject  orders for the  purchase of Shares at your  discretion.  Any consideration  which you may receive in  connection  with a rejected purchase order will be returned promptly.

      (b) You agree promptly to issue or to cause the duly appointed  transfer or  shareholder  servicing  agent of the Fund to issue as your agent confirmations  of all  accepted  purchase  orders and to  transmit a copy of such  confirmations  to the Fund. The net asset value of all
          Shares  which are the  subject of such  confirmations,  computed  in accordance with the applicable  rules under the 1940 Act, shall be a liability  of  the  General  Distributor  to  the  Fund  to be  paid promptly  after  receipt of payment from the  originating  dealer or broker (or investor,  in the case of direct purchases) and not later than eleven business days after such  confirmation  even if you have not  actually  received  payment  from  the  originating  dealer  or broker, or investor.  In no event shall the General Distributor make payment to the Fund later than permitted by applicable  rules of the
          National Association of Securities Dealers, Inc.

      (c) If the  originating  dealer  or  broker  shall  fail to make  timely settlement  of its  purchase  order in  accordance  with  applicable rules of the National  Association of Securities  Dealers,  Inc., or
          if a direct  purchaser shall fail to make good payment for shares in a timely  manner,  you shall have the right to cancel such  purchase order  and,  at your  account  and  risk,  to hold  responsible  the originating  dealer or broker,  or investor.  You agree  promptly to reimburse the Fund for losses  suffered by it that are  attributable to any such  cancellation,  or to errors on your part in relation to the  effective  date of  accepted  purchase  orders,  limited to the amount that such losses  exceed  contemporaneous  gains  realized by the Fund for either of such reasons  with respect to other  purchase orders.

      (d) In the case of a  canceled  purchase  for the  account of a directly purchasing shareholder,  the Fund agrees that if such investor fails to make you whole for any loss you pay to the Fund on such  canceled purchase  order,  the Fund will  reimburse  you for such loss to the extent of the aggregate  redemption  proceeds of any other shares of the  Fund  owned  by such  investor,  on your  demand  that the Fund exercise  its  right to claim  such  redemption  proceeds.  The Fund shall  register  or cause to be  registered  all Shares  sold to you pursuant to the  provisions  hereof in such names and amounts as you may  request  from time to time and the Fund shall issue or cause to be issued  certificates  evidencing  such Shares for delivery to you or  pursuant  to  your  direction  if  and to the  extent  that  the shareholder  account in question  contemplates  the issuance of such certificates.  All  Shares,  when so issued  and paid for,  shall be fully paid and  non-assessable  by the Fund (which shall not prevent the  imposition  of any CDSC that may apply) to the extent set forth in the current Prospectus and/or SAI.

5.    Repurchase of Shares.
      --------------------

      (a) In connection  with the repurchase of Shares,  you are appointed and shall act as Agent of the Fund. You are  authorized,  for so long as you act as General  Distributor  of the Fund,  to  repurchase,  from authorized  dealers,  certificated or  uncertificated  shares of the
          Fund  ("Shares")  on the basis of orders  received  from each dealer
          ("authorized  dealer")  with which you have a dealer  agreement  for the  sale  of  Shares  and  permitting  resales  of  Shares  to you, provided that such  authorized  dealer,  at the time of placing such resale order,  shall represent (i) if such Shares are represented by
          certificate(s),   that   certificate(s)   for  the   Shares   to  be
          repurchased  have been delivered to it by the registered  owner with a request for the  redemption of such Shares  executed in the manner and with the  signature  guarantee  required  by the  then-currently effective  prospectus  of the  Fund,  or  (ii) if  such  Shares  are uncertificated,  that the  registered  owner(s) has delivered to the dealer a request for the  redemption of such Shares  executed in the
          manner   and  with  the   signature   guarantee   required   by  the
          then-currently effective prospectus of the Fund.

      (b) You shall (a) have the right in your  discretion to accept or reject
          orders  for  the  repurchase  of  Shares;   (b)  promptly   transmit
          confirmations of all accepted  repurchase orders; and (c) transmit a copy of such  confirmation  to the Fund, or, if so directed,  to any duly appointed transfer or shareholder  servicing agent of the Fund.
          In your  discretion,  you may accept  repurchase  requests made by a
          financially    responsible    dealer   which   provides   you   with
          indemnification  in form  satisfactory  to you in  consideration  of your  acceptance  of such  dealer's  request in lieu of the  written redemption  request of the owner of the account;  you agree that the
          Fund shall be a third party beneficiary of such indemnification.

      (c) Upon  receipt  by  the  Fund  or  its  duly  appointed  transfer  or shareholder  servicing agent of any  certificate(s) (if any has been issued) for repurchased  Shares and a written  redemption request of the  registered  owner(s) of such Shares  executed in the manner and bearing  the  signature  guarantee  required  by the  then-currently effective  Prospectus or SAI of the Fund, the Fund will pay or cause its duly appointed transfer or shareholder  servicing agent promptly to pay to the originating  authorized dealer the redemption price of the  repurchased  Shares (other than  repurchased  Shares subject to the  provisions  of part (d) of  Section 5 of this  Agreement)  next determined after your receipt of the dealer's repurchase order.

      (d) Notwithstanding  the  provisions  of part (c) of  Section  5 of this
          Agreement,  repurchase  orders  received from an  authorized  dealer after the  determination of the Fund's redemption price on a regular business  day  will  receive  that  day's  redemption  price  if the request to the dealer by its  customer  to arrange  such  repurchase prior to the  determination of the Fund's  redemption price that day complies with the requirements  governing such requests as stated in the current Prospectus and/or SAI.

      (e) You will  make  every  reasonable  effort  and  take all  reasonably available  measures  to  assure  the  accurate  performance  of  all services to be performed by you  hereunder  within the  requirements of any statute,  rule or regulation  pertaining to the redemption of shares of a regulated  investment  company and any  requirements set forth in the  then-current  Prospectus  and/or SAI of the Fund.  You shall correct any error or omission  made by you in the  performance of your duties  hereunder of which you shall have received notice in writing and any necessary  substantiating  data;  and you shall hold the Fund harmless  from the effect of any errors or omissions  which might  cause an  over-  or  under-redemption  of the  Fund's  Shares
          and/or  an  excess  or  non-payment  of  dividends,   capital  gains
          distributions, or other distributions.

      (f) In the event an  authorized  dealer  initiating a  repurchase  order shall  fail to make  delivery  or  otherwise  settle  such  order in accordance with the rules of the National  Association of Securities
          Dealers,  Inc.,  you shall have the right to cancel such  repurchase order  and,  at your  account  and  risk,  to hold  responsible  the originating  dealer.  In the event that any  cancellation of a Share repurchase  order or any error in the timing of the  acceptance of a
          Share  repurchase  order shall result in a gain or loss to the Fund, you agree  promptly  to  reimburse  the Fund for any amount by which any losses shall exceed then-existing gains so arising.

6.    1933  Act  Registration.  The Fund  has  delivered  to you a copy of its
      -----------------------
current  Prospectus and SAI. The Fund agrees that it will use its best efforts to continue the  effectiveness  of the  Registration  Statement under the 1933
Act.  The Fund  further  agrees  to  prepare  and file any  amendments  to its
Registration  Statement as may be necessary and any supplemental data in order to comply with the 1933 Act.  The Fund will furnish you at your expense with a reasonable  number  of  copies of the  Prospectus  and SAI and any  amendments thereto for use in connection with the sale of Shares.

7.    1940 Act  Registration.  The Fund has already  registered under the 1940
      ----------------------
Act as an  investment  company,  and it will use its best  efforts to maintain such registration and to comply with the requirements of the 1940 Act.

8.    State Blue Sky Qualification.  At your request,  the Fund will take such
      ----------------------------
steps as may be necessary  and feasible to qualify  Shares for sale in states, territories or  dependencies  of the United States,  the District of Columbia,
the Commonwealth of Puerto Rico and in foreign  countries,  in accordance with the laws  thereof,  and to renew or extend any such  qualification;  provided, however,  that the Fund shall not be required to qualify shares or to maintain the  qualification  of shares  in any  jurisdiction  where it shall  deem such qualification disadvantageous to the Fund.

9.    Duties of Distributor You agree that:
      ---------------------

      (a) Neither  you nor any of your  officers  will  take any long or short position in the Shares,  but this provision shall not prevent you or your officers from acquiring Shares for investment purposes only;

      (b) You shall furnish to the Fund any pertinent  information required to be inserted  with respect to you as General  Distributor  within the
          purview  of  the   Securities   Act  of  1933  in  any   reports  or
          registration  required to be filed with any governmental  authority;
          and

      (c) You  will  not  make  any  representations   inconsistent  with  the
          information contained in the current Prospectus and/or SAI.

(d)   You shall  maintain such records as may be  reasonably  required for the
          Fund or its transfer or  shareholder  servicing  agent to respond to shareholder  requests  or  complaints,  and to  permit  the  Fund to maintain proper accounting records,  and you shall make such records available  to  the  Fund  and  its  transfer  agent  or  shareholder servicing agent upon request.

      (e) In  performing  under  this  Agreement,  you shall  comply  with all requirements  of the Fund's  current  Prospectus  and/or SAI and all
          applicable   laws,   rules  and  regulations  with  respect  to  the
          purchase, sale and distribution of Shares.

10.   Allocation  of Costs.  The Fund  shall pay the cost of  composition  and
      --------------------
printing of sufficient  copies of its  Prospectus and SAI as shall be required for periodic  distribution to its  shareholders and the expense of registering
Shares for sale under  federal  securities  laws.  You shall pay the  expenses normally  attributable  to the sale of  Shares,  other  than as paid under the
Fund's  Distribution Plan under Rule 12b-1 of the 1940 Act, including the cost of printing  and mailing of the  Prospectus  (other  than those  furnished  to existing  shareholders)  and any sales  literature  used by you in the  public sale of the Shares and for  registering  such shares under state blue sky laws pursuant to paragraph 8.

11.   Duration.  This  Agreement  shall take effect on the date first  written
      --------
above, and shall supersede any and all prior General Distributor's  Agreements by and  among  the  Fund  and  you.  Unless  earlier  terminated  pursuant  to paragraph  12 hereof,  this  Agreement  shall remain in effect until two years from the date of execution  hereof,  and  hereinafter  will continue in effect from  year to year,  provided  that  such  continuance  shall be  specifically approved at least annually:  (a) by the Fund's Board of Trustees or by vote of a majority  of the  voting  securities  of the Fund;  and (b) by the vote of a
majority  of  the  Trustees,   who  are  not  parties  to  this  Agreement  or
"interested  persons" (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

12.   Termination  This  Agreement  may  be  terminated  (a)  by  the  General
      -----------
Distributor  at any time without  penalty by giving sixty days' written notice
(which notice may be waived by the Fund);  (b) by the Fund at any time without penalty  upon sixty days'  written  notice to the General  Distributor  (which notice may be waived by the General Distributor);  or (c) by mutual consent of the Fund and the General  Distributor,  provided that such  termination by the
Fund shall be  directed or approved by the Board of Trustees of the Fund or by the vote of the holders of a majority of the outstanding  voting securities of the Fund. In the event this  Agreement is terminated by the Fund,  the General
Distributor  shall be entitled to be paid the CDSC under paragraph 3 hereof on the  redemption  proceeds of Shares sold prior to the  effective  date of such termination.

13.   Assignment.  This  Agreement  may not be amended  or  changed  except in
      ----------
writing  and shall be  binding  upon and  shall  enure to the  benefit  of the parties hereto and their respective successors;  however, this Agreement shall not be  assigned  by  either  party  and shall  automatically  terminate  upon assignment.

14.   Disclaimer   of   Shareholder   Liability.   The   General   Distributor
      -----------------------------------------
understands  and agrees that the  obligations of the Fund under this Agreement are not binding upon any Trustee or  shareholder of the Fund  personally,  but
bind  only  the  Fund  and  the  Fund's  property;   the  General  Distributor
represents  that it has notice of the provisions of the  Declaration of Trust, as may be  amended  or  restated  from time to time,  of the Fund  disclaiming trustee and shareholder liability for acts or obligations of the Fund.

15.   Section  Headings  The  headings  of  each  section  is for  descriptive
      -----------------
purposes  only,  and such headings are not to be construed or  interpreted  as part of this Agreement.

If the  foregoing is in  accordance  with your  understanding,  so indicate by signing in the space provided below.

                                    Active Allocation Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        -----------------------
                                        Robert G. Zack
                                        Secretary

Accepted:

OppenheimerFunds Distributor, Inc.

By: /s/ James H. Ruff
    -----------------
   James H. Ruff
   President

                       GENERAL DISTRIBUTOR'S AGREEMENT

                                   BETWEEN

                          AGGRESSIVE INVESTOR FUND,
                   A SERIES OF OPPENHEIMER PORTFOLIO SERIES

                                     AND

                      OPPENHEIMERFUNDS DISTRIBUTOR, INC.

Date: December 8, 2004

OPPENHEIMERFUNDS DISTRIBUTOR, INC.
Two World Financial Center
225 Liberty Street
New York, New York 10281-1008

Dear Sirs:

Aggressive  Investor  Fund,  a  series  of  Oppenheimer  Portfolio  Series,  a
Massachusetts  business  trust (the  "Fund"),  is  registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"),  consisting of one or more  series  ("Series")  and an  indefinite  number  of one or more classes of its shares of beneficial  interest for each Series  ("Shares") have been  registered  under  the  Securities  Act of 1933 (the  "1933  Act") to be offered for sale to the public in a continuous  public  offering in accordance with the terms and  conditions  set forth in the  Prospectus  and Statement of
Additional  Information ("SAI") included in the Fund's Registration  Statement as it may be amended from time to time (the "current Prospectus and/or SAI").

In  this   connection,   the  Fund  desires  that  your  firm  (the   "General
Distributor") act in a principal capacity as General  Distributor for the sale and  distribution  of Shares which have been registered as described above and of any additional  Shares which may become  registered during the term of this
Agreement.  You have  advised  the Fund  that you are  willing  to act as such
General  Distributor,  and  it is  accordingly  agreed  by and  between  us as follows:

1.    Appointment  of the  Distributor.  The Fund hereby  appoints  you as the
      --------------------------------
sole  General  Distributor,   pursuant  to  the  aforesaid  continuous  public
offering of its Shares,  and the Fund  further  agrees from and after the date of this Agreement,  that it will not,  without your consent,  sell or agree to sell any Shares  otherwise  than through  you,  except (a) the Fund may itself sell shares  without sales charge as an  investment to the officers,  trustees or  directors  and bona fide  present and former  full-time  employees  of the
Fund,  the Fund's  Investment  Adviser and  affiliates  thereof,  and to other investors who are  identified in the current  Prospectus  and/or SAI as having the privilege to buy Shares at net asset value;  (b) the Fund may issue shares in connection  with a merger,  consolidation  or acquisition of assets on such basis as may be authorized  or permitted  under the 1940 Act; (c) the Fund may issue shares for the reinvestment of dividends and other  distributions of the
Fund or of any other Fund if permitted by the current  Prospectus  and/or SAI;
and  (d)  the  Fund  may  issue  shares  as  underlying  securities  of a unit investment  trust if such unit  investment  trust has elected to use Shares as an  underlying  investment;  provided  that  in no  event  as to  any  of  the foregoing  exceptions  shall  Shares  be  issued  and  sold at less  than  the then-existing net asset value.

2.    Sale of Shares.  You hereby  accept  such  appointment  and agree to use
      --------------
your best efforts to sell Shares,  provided,  however,  that when requested by the Fund at any time  because of market or other  economic  considerations  or abnormal  circumstances  of any kind,  or when agreed to by mutual  consent of the Fund and the General Distributor,  you will suspend such efforts. The Fund may also  withdraw  the  offering  of Shares at any time when  required by the provisions of any statute,  order, rule or regulation of any governmental body having  jurisdiction.  It is understood  that you do not undertake to sell all or any specific number of Shares.

3.    Sales  Charge.  Shares  shall be sold by you at net asset  value  plus a
      -------------
front-end sales charge not in excess of 8.5% of the offering price,  but which front-end  sales charge shall be  proportionately  reduced or  eliminated  for larger  sales and  under  other  circumstances,  in each case on the basis set forth in the current Prospectus and/or SAI. The redemption  proceeds of shares offered and sold at net asset value with or without a front-end  sales  charge may be  subject to a  contingent  deferred  sales  charge  ("CDSC")  under the circumstances  described in the current Prospectus and/or SAI. You may reallow such portion of the front-end  sales charge to dealers or cause payment (which may exceed the  front-end  sales  charge,  if any) of  commissions  to brokers through  which  sales are  made,  as you may  determine,  and you may pay such amounts to dealers  and  brokers  on sales of shares  from your own  resources
(such dealers and brokers shall  collectively  include all domestic or foreign institutions  eligible  to offer  and sell the  Shares),  and in the event the
Fund has more than one  Series or class of  Shares  outstanding,  then you may impose a front-end  sales charge  and/or a CDSC on Shares of one Series or one class  that is  different  from the  charges  imposed  on Shares of the Fund's other  Series  or  class(es),  in  each  case  as set  forth  in  the  current
Prospectus  and/or SAI,  provided the  front-end  sales charge and CDSC to the ultimate  purchaser  do not  exceed the  respective  levels set forth for such category of purchaser in the current Prospectus and/or SAI.

4.    Purchase of Shares.
      ------------------

      (a) As  General  Distributor,  you  shall  have the  right to  accept or reject  orders for the  purchase of Shares at your  discretion.  Any consideration  which you may receive in  connection  with a rejected purchase order will be returned promptly.

      (b) You agree promptly to issue or to cause the duly appointed  transfer or  shareholder  servicing  agent of the Fund to issue as your agent confirmations  of all  accepted  purchase  orders and to  transmit a copy of such  confirmations  to the Fund. The net asset value of all
          Shares  which are the  subject of such  confirmations,  computed  in accordance with the applicable  rules under the 1940 Act, shall be a liability  of  the  General  Distributor  to  the  Fund  to be  paid promptly  after  receipt of payment from the  originating  dealer or broker (or investor,  in the case of direct purchases) and not later than eleven business days after such  confirmation  even if you have not  actually  received  payment  from  the  originating  dealer  or broker, or investor.  In no event shall the General Distributor make payment to the Fund later than permitted by applicable  rules of the
          National Association of Securities Dealers, Inc.

      (c) If the  originating  dealer  or  broker  shall  fail to make  timely settlement  of its  purchase  order in  accordance  with  applicable rules of the National  Association of Securities  Dealers,  Inc., or
          if a direct  purchaser shall fail to make good payment for shares in a timely  manner,  you shall have the right to cancel such  purchase order  and,  at your  account  and  risk,  to hold  responsible  the originating  dealer or broker,  or investor.  You agree  promptly to reimburse the Fund for losses  suffered by it that are  attributable to any such  cancellation,  or to errors on your part in relation to the  effective  date of  accepted  purchase  orders,  limited to the amount that such losses  exceed  contemporaneous  gains  realized by the Fund for either of such reasons  with respect to other  purchase orders.

      (d) In the case of a  canceled  purchase  for the  account of a directly purchasing shareholder,  the Fund agrees that if such investor fails to make you whole for any loss you pay to the Fund on such  canceled purchase  order,  the Fund will  reimburse  you for such loss to the extent of the aggregate  redemption  proceeds of any other shares of the  Fund  owned  by such  investor,  on your  demand  that the Fund exercise  its  right to claim  such  redemption  proceeds.  The Fund shall  register  or cause to be  registered  all Shares  sold to you pursuant to the  provisions  hereof in such names and amounts as you may  request  from time to time and the Fund shall issue or cause to be issued  certificates  evidencing  such Shares for delivery to you or  pursuant  to  your  direction  if  and to the  extent  that  the shareholder  account in question  contemplates  the issuance of such certificates.  All  Shares,  when so issued  and paid for,  shall be fully paid and  non-assessable  by the Fund (which shall not prevent the  imposition  of any CDSC that may apply) to the extent set forth in the current Prospectus and/or SAI.

5.    Repurchase of Shares.
      --------------------

      (a) In connection  with the repurchase of Shares,  you are appointed and shall act as Agent of the Fund. You are  authorized,  for so long as you act as General  Distributor  of the Fund,  to  repurchase,  from authorized  dealers,  certificated or  uncertificated  shares of the
          Fund  ("Shares")  on the basis of orders  received  from each dealer
          ("authorized  dealer")  with which you have a dealer  agreement  for the  sale  of  Shares  and  permitting  resales  of  Shares  to you, provided that such  authorized  dealer,  at the time of placing such resale order,  shall represent (i) if such Shares are represented by
          certificate(s),   that   certificate(s)   for  the   Shares   to  be
          repurchased  have been delivered to it by the registered  owner with a request for the  redemption of such Shares  executed in the manner and with the  signature  guarantee  required  by the  then-currently effective  prospectus  of the  Fund,  or  (ii) if  such  Shares  are uncertificated,  that the  registered  owner(s) has delivered to the dealer a request for the  redemption of such Shares  executed in the
          manner   and  with  the   signature   guarantee   required   by  the
          then-currently effective prospectus of the Fund.

      (b) You shall (a) have the right in your  discretion to accept or reject
          orders  for  the  repurchase  of  Shares;   (b)  promptly   transmit
          confirmations of all accepted  repurchase orders; and (c) transmit a copy of such  confirmation  to the Fund, or, if so directed,  to any duly appointed transfer or shareholder  servicing agent of the Fund.
          In your  discretion,  you may accept  repurchase  requests made by a
          financially    responsible    dealer   which   provides   you   with
          indemnification  in form  satisfactory  to you in  consideration  of your  acceptance  of such  dealer's  request in lieu of the  written redemption  request of the owner of the account;  you agree that the
          Fund shall be a third party beneficiary of such indemnification.

      (c) Upon  receipt  by  the  Fund  or  its  duly  appointed  transfer  or shareholder  servicing agent of any  certificate(s) (if any has been issued) for repurchased  Shares and a written  redemption request of the  registered  owner(s) of such Shares  executed in the manner and bearing  the  signature  guarantee  required  by the  then-currently effective  Prospectus or SAI of the Fund, the Fund will pay or cause its duly appointed transfer or shareholder  servicing agent promptly to pay to the originating  authorized dealer the redemption price of the  repurchased  Shares (other than  repurchased  Shares subject to the  provisions  of part (d) of  Section 5 of this  Agreement)  next determined after your receipt of the dealer's repurchase order.

      (d) Notwithstanding  the  provisions  of part (c) of  Section  5 of this
          Agreement,  repurchase  orders  received from an  authorized  dealer after the  determination of the Fund's redemption price on a regular business  day  will  receive  that  day's  redemption  price  if the request to the dealer by its  customer  to arrange  such  repurchase prior to the  determination of the Fund's  redemption price that day complies with the requirements  governing such requests as stated in the current Prospectus and/or SAI.

      (e) You will  make  every  reasonable  effort  and  take all  reasonably available  measures  to  assure  the  accurate  performance  of  all services to be performed by you  hereunder  within the  requirements of any statute,  rule or regulation  pertaining to the redemption of shares of a regulated  investment  company and any  requirements set forth in the  then-current  Prospectus  and/or SAI of the Fund.  You shall correct any error or omission  made by you in the  performance of your duties  hereunder of which you shall have received notice in writing and any necessary  substantiating  data;  and you shall hold the Fund harmless  from the effect of any errors or omissions  which might  cause an  over-  or  under-redemption  of the  Fund's  Shares
          and/or  an  excess  or  non-payment  of  dividends,   capital  gains
          distributions, or other distributions.

      (f) In the event an  authorized  dealer  initiating a  repurchase  order shall  fail to make  delivery  or  otherwise  settle  such  order in accordance with the rules of the National  Association of Securities
          Dealers,  Inc.,  you shall have the right to cancel such  repurchase order  and,  at your  account  and  risk,  to hold  responsible  the originating  dealer.  In the event that any  cancellation of a Share repurchase  order or any error in the timing of the  acceptance of a
          Share  repurchase  order shall result in a gain or loss to the Fund, you agree  promptly  to  reimburse  the Fund for any amount by which any losses shall exceed then-existing gains so arising.

6.    1933  Act  Registration.  The Fund  has  delivered  to you a copy of its
      -----------------------
current  Prospectus and SAI. The Fund agrees that it will use its best efforts to continue the  effectiveness  of the  Registration  Statement under the 1933
Act.  The Fund  further  agrees  to  prepare  and file any  amendments  to its
Registration  Statement as may be necessary and any supplemental data in order to comply with the 1933 Act.  The Fund will furnish you at your expense with a reasonable  number  of  copies of the  Prospectus  and SAI and any  amendments thereto for use in connection with the sale of Shares.

7.    1940 Act  Registration.  The Fund has already  registered under the 1940
      ----------------------
Act as an  investment  company,  and it will use its best  efforts to maintain such registration and to comply with the requirements of the 1940 Act.

8.    State Blue Sky Qualification.  At your request,  the Fund will take such
      ----------------------------
steps as may be necessary  and feasible to qualify  Shares for sale in states, territories or  dependencies  of the United States,  the District of Columbia,
the Commonwealth of Puerto Rico and in foreign  countries,  in accordance with the laws  thereof,  and to renew or extend any such  qualification;  provided, however,  that the Fund shall not be required to qualify shares or to maintain the  qualification  of shares  in any  jurisdiction  where it shall  deem such qualification disadvantageous to the Fund.

9.    Duties of Distributor You agree that:
      ---------------------

      (a) Neither  you nor any of your  officers  will  take any long or short position in the Shares,  but this provision shall not prevent you or your officers from acquiring Shares for investment purposes only;

      (b) You shall furnish to the Fund any pertinent  information required to be inserted  with respect to you as General  Distributor  within the
          purview  of  the   Securities   Act  of  1933  in  any   reports  or
          registration  required to be filed with any governmental  authority;
          and

      (c) You  will  not  make  any  representations   inconsistent  with  the
          information contained in the current Prospectus and/or SAI.

(d)   You shall  maintain such records as may be  reasonably  required for the
          Fund or its transfer or  shareholder  servicing  agent to respond to shareholder  requests  or  complaints,  and to  permit  the  Fund to maintain proper accounting records,  and you shall make such records available  to  the  Fund  and  its  transfer  agent  or  shareholder servicing agent upon request.

      (e) In  performing  under  this  Agreement,  you shall  comply  with all requirements  of the Fund's  current  Prospectus  and/or SAI and all
          applicable   laws,   rules  and  regulations  with  respect  to  the
          purchase, sale and distribution of Shares.

10.   Allocation  of Costs.  The Fund  shall pay the cost of  composition  and
      --------------------
printing of sufficient  copies of its  Prospectus and SAI as shall be required for periodic  distribution to its  shareholders and the expense of registering
Shares for sale under  federal  securities  laws.  You shall pay the  expenses normally  attributable  to the sale of  Shares,  other  than as paid under the
Fund's  Distribution Plan under Rule 12b-1 of the 1940 Act, including the cost of printing  and mailing of the  Prospectus  (other  than those  furnished  to existing  shareholders)  and any sales  literature  used by you in the  public sale of the Shares and for  registering  such shares under state blue sky laws pursuant to paragraph 8.

11.   Duration.  This  Agreement  shall take effect on the date first  written
      --------
above, and shall supersede any and all prior General Distributor's  Agreements by and  among  the  Fund  and  you.  Unless  earlier  terminated  pursuant  to paragraph  12 hereof,  this  Agreement  shall remain in effect until two years from the date of execution  hereof,  and  hereinafter  will continue in effect from  year to year,  provided  that  such  continuance  shall be  specifically approved at least annually:  (a) by the Fund's Board of Trustees or by vote of a majority  of the  voting  securities  of the Fund;  and (b) by the vote of a
majority  of  the  Trustees,   who  are  not  parties  to  this  Agreement  or
"interested  persons" (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

12.   Termination  This  Agreement  may  be  terminated  (a)  by  the  General
      -----------
Distributor  at any time without  penalty by giving sixty days' written notice
(which notice may be waived by the Fund);  (b) by the Fund at any time without penalty  upon sixty days'  written  notice to the General  Distributor  (which notice may be waived by the General Distributor);  or (c) by mutual consent of the Fund and the General  Distributor,  provided that such  termination by the
Fund shall be  directed or approved by the Board of Trustees of the Fund or by the vote of the holders of a majority of the outstanding  voting securities of the Fund. In the event this  Agreement is terminated by the Fund,  the General
Distributor  shall be entitled to be paid the CDSC under paragraph 3 hereof on the  redemption  proceeds of Shares sold prior to the  effective  date of such termination.

13.   Assignment.  This  Agreement  may not be amended  or  changed  except in
      ----------
writing  and shall be  binding  upon and  shall  enure to the  benefit  of the parties hereto and their respective successors;  however, this Agreement shall not be  assigned  by  either  party  and shall  automatically  terminate  upon assignment.

14.   Disclaimer   of   Shareholder   Liability.   The   General   Distributor
      -----------------------------------------
understands  and agrees that the  obligations of the Fund under this Agreement are not binding upon any Trustee or  shareholder of the Fund  personally,  but
bind  only  the  Fund  and  the  Fund's  property;   the  General  Distributor
represents  that it has notice of the provisions of the  Declaration of Trust, as may be  amended  or  restated  from time to time,  of the Fund  disclaiming trustee and shareholder liability for acts or obligations of the Fund.

15.   Section  Headings  The  headings  of  each  section  is for  descriptive
      -----------------
purposes  only,  and such headings are not to be construed or  interpreted  as part of this Agreement.

If the  foregoing is in  accordance  with your  understanding,  so indicate by signing in the space provided below.

                                    Aggressive Investor Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                        Robert G. Zack
                                        Secretary

Accepted:

OppenheimerFunds Distributor, Inc.

By: /s/ James H. Ruff
    -----------------
   James H. Ruff
   President

                       GENERAL DISTRIBUTOR'S AGREEMENT

                                   BETWEEN

                         CONSERVATIVE INVESTOR FUND,
                   A SERIES OF OPPENHEIMER PORTFOLIO SERIES

                                     AND

                      OPPENHEIMERFUNDS DISTRIBUTOR, INC.

Date: December 8, 2004

OPPENHEIMERFUNDS DISTRIBUTOR, INC.
Two World Financial Center
225 Liberty Street
New York, New York 10281-1008

Dear Sirs:

Conservative  Investor  Fund,  a series of  Oppenheimer  Portfolio  Series,  a
Massachusetts  business  trust (the  "Fund"),  is  registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"),  consisting of one or more  series  ("Series")  and an  indefinite  number  of one or more classes of its shares of beneficial  interest for each Series  ("Shares") have been  registered  under  the  Securities  Act of 1933 (the  "1933  Act") to be offered for sale to the public in a continuous  public  offering in accordance with the terms and  conditions  set forth in the  Prospectus  and Statement of
Additional  Information ("SAI") included in the Fund's Registration  Statement as it may be amended from time to time (the "current Prospectus and/or SAI").

In  this   connection,   the  Fund  desires  that  your  firm  (the   "General
Distributor") act in a principal capacity as General  Distributor for the sale and  distribution  of Shares which have been registered as described above and of any additional  Shares which may become  registered during the term of this
Agreement.  You have  advised  the Fund  that you are  willing  to act as such
General  Distributor,  and  it is  accordingly  agreed  by and  between  us as follows:

1.    Appointment  of the  Distributor.  The Fund hereby  appoints  you as the
      --------------------------------
sole  General  Distributor,   pursuant  to  the  aforesaid  continuous  public
offering of its Shares,  and the Fund  further  agrees from and after the date of this Agreement,  that it will not,  without your consent,  sell or agree to sell any Shares  otherwise  than through  you,  except (a) the Fund may itself sell shares  without sales charge as an  investment to the officers,  trustees or  directors  and bona fide  present and former  full-time  employees  of the
Fund,  the Fund's  Investment  Adviser and  affiliates  thereof,  and to other investors who are  identified in the current  Prospectus  and/or SAI as having the privilege to buy Shares at net asset value;  (b) the Fund may issue shares in connection  with a merger,  consolidation  or acquisition of assets on such basis as may be authorized  or permitted  under the 1940 Act; (c) the Fund may issue shares for the reinvestment of dividends and other  distributions of the
Fund or of any other Fund if permitted by the current  Prospectus  and/or SAI;
and  (d)  the  Fund  may  issue  shares  as  underlying  securities  of a unit investment  trust if such unit  investment  trust has elected to use Shares as an  underlying  investment;  provided  that  in no  event  as to  any  of  the foregoing  exceptions  shall  Shares  be  issued  and  sold at less  than  the then-existing net asset value.

2.    Sale of Shares.  You hereby  accept  such  appointment  and agree to use
      --------------
your best efforts to sell Shares,  provided,  however,  that when requested by the Fund at any time  because of market or other  economic  considerations  or abnormal  circumstances  of any kind,  or when agreed to by mutual  consent of the Fund and the General Distributor,  you will suspend such efforts. The Fund may also  withdraw  the  offering  of Shares at any time when  required by the provisions of any statute,  order, rule or regulation of any governmental body having  jurisdiction.  It is understood  that you do not undertake to sell all or any specific number of Shares.

3.    Sales  Charge.  Shares  shall be sold by you at net asset  value  plus a
      -------------
front-end sales charge not in excess of 8.5% of the offering price,  but which front-end  sales charge shall be  proportionately  reduced or  eliminated  for larger  sales and  under  other  circumstances,  in each case on the basis set forth in the current Prospectus and/or SAI. The redemption  proceeds of shares offered and sold at net asset value with or without a front-end  sales  charge may be  subject to a  contingent  deferred  sales  charge  ("CDSC")  under the circumstances  described in the current Prospectus and/or SAI. You may reallow such portion of the front-end  sales charge to dealers or cause payment (which may exceed the  front-end  sales  charge,  if any) of  commissions  to brokers through  which  sales are  made,  as you may  determine,  and you may pay such amounts to dealers  and  brokers  on sales of shares  from your own  resources
(such dealers and brokers shall  collectively  include all domestic or foreign institutions  eligible  to offer  and sell the  Shares),  and in the event the
Fund has more than one  Series or class of  Shares  outstanding,  then you may impose a front-end  sales charge  and/or a CDSC on Shares of one Series or one class  that is  different  from the  charges  imposed  on Shares of the Fund's other  Series  or  class(es),  in  each  case  as set  forth  in  the  current
Prospectus  and/or SAI,  provided the  front-end  sales charge and CDSC to the ultimate  purchaser  do not  exceed the  respective  levels set forth for such category of purchaser in the current Prospectus and/or SAI.

4.    Purchase of Shares.
      ------------------

      (a) As  General  Distributor,  you  shall  have the  right to  accept or reject  orders for the  purchase of Shares at your  discretion.  Any consideration  which you may receive in  connection  with a rejected purchase order will be returned promptly.

      (b) You agree promptly to issue or to cause the duly appointed  transfer or  shareholder  servicing  agent of the Fund to issue as your agent confirmations  of all  accepted  purchase  orders and to  transmit a copy of such  confirmations  to the Fund. The net asset value of all
          Shares  which are the  subject of such  confirmations,  computed  in accordance with the applicable  rules under the 1940 Act, shall be a liability  of  the  General  Distributor  to  the  Fund  to be  paid promptly  after  receipt of payment from the  originating  dealer or broker (or investor,  in the case of direct purchases) and not later than eleven business days after such  confirmation  even if you have not  actually  received  payment  from  the  originating  dealer  or broker, or investor.  In no event shall the General Distributor make payment to the Fund later than permitted by applicable  rules of the
          National Association of Securities Dealers, Inc.

      (c) If the  originating  dealer  or  broker  shall  fail to make  timely settlement  of its  purchase  order in  accordance  with  applicable rules of the National  Association of Securities  Dealers,  Inc., or
          if a direct  purchaser shall fail to make good payment for shares in a timely  manner,  you shall have the right to cancel such  purchase order  and,  at your  account  and  risk,  to hold  responsible  the originating  dealer or broker,  or investor.  You agree  promptly to reimburse the Fund for losses  suffered by it that are  attributable to any such  cancellation,  or to errors on your part in relation to the  effective  date of  accepted  purchase  orders,  limited to the amount that such losses  exceed  contemporaneous  gains  realized by the Fund for either of such reasons  with respect to other  purchase orders.

      (d) In the case of a  canceled  purchase  for the  account of a directly purchasing shareholder,  the Fund agrees that if such investor fails to make you whole for any loss you pay to the Fund on such  canceled purchase  order,  the Fund will  reimburse  you for such loss to the extent of the aggregate  redemption  proceeds of any other shares of the  Fund  owned  by such  investor,  on your  demand  that the Fund exercise  its  right to claim  such  redemption  proceeds.  The Fund shall  register  or cause to be  registered  all Shares  sold to you pursuant to the  provisions  hereof in such names and amounts as you may  request  from time to time and the Fund shall issue or cause to be issued  certificates  evidencing  such Shares for delivery to you or  pursuant  to  your  direction  if  and to the  extent  that  the shareholder  account in question  contemplates  the issuance of such certificates.  All  Shares,  when so issued  and paid for,  shall be fully paid and  non-assessable  by the Fund (which shall not prevent the  imposition  of any CDSC that may apply) to the extent set forth in the current Prospectus and/or SAI.

5.    Repurchase of Shares.
      --------------------

      (a) In connection  with the repurchase of Shares,  you are appointed and shall act as Agent of the Fund. You are  authorized,  for so long as you act as General  Distributor  of the Fund,  to  repurchase,  from authorized  dealers,  certificated or  uncertificated  shares of the
          Fund  ("Shares")  on the basis of orders  received  from each dealer
          ("authorized  dealer")  with which you have a dealer  agreement  for the  sale  of  Shares  and  permitting  resales  of  Shares  to you, provided that such  authorized  dealer,  at the time of placing such resale order,  shall represent (i) if such Shares are represented by
          certificate(s),   that   certificate(s)   for  the   Shares   to  be
          repurchased  have been delivered to it by the registered  owner with a request for the  redemption of such Shares  executed in the manner and with the  signature  guarantee  required  by the  then-currently effective  prospectus  of the  Fund,  or  (ii) if  such  Shares  are uncertificated,  that the  registered  owner(s) has delivered to the dealer a request for the  redemption of such Shares  executed in the
          manner   and  with  the   signature   guarantee   required   by  the
          then-currently effective prospectus of the Fund.

      (b) You shall (a) have the right in your  discretion to accept or reject
          orders  for  the  repurchase  of  Shares;   (b)  promptly   transmit
          confirmations of all accepted  repurchase orders; and (c) transmit a copy of such  confirmation  to the Fund, or, if so directed,  to any duly appointed transfer or shareholder  servicing agent of the Fund.
          In your  discretion,  you may accept  repurchase  requests made by a
          financially    responsible    dealer   which   provides   you   with
          indemnification  in form  satisfactory  to you in  consideration  of your  acceptance  of such  dealer's  request in lieu of the  written redemption  request of the owner of the account;  you agree that the
          Fund shall be a third party beneficiary of such indemnification.

      (c) Upon  receipt  by  the  Fund  or  its  duly  appointed  transfer  or shareholder  servicing agent of any  certificate(s) (if any has been issued) for repurchased  Shares and a written  redemption request of the  registered  owner(s) of such Shares  executed in the manner and bearing  the  signature  guarantee  required  by the  then-currently effective  Prospectus or SAI of the Fund, the Fund will pay or cause its duly appointed transfer or shareholder  servicing agent promptly to pay to the originating  authorized dealer the redemption price of the  repurchased  Shares (other than  repurchased  Shares subject to the  provisions  of part (d) of  Section 5 of this  Agreement)  next determined after your receipt of the dealer's repurchase order.

      (d) Notwithstanding  the  provisions  of part (c) of  Section  5 of this
          Agreement,  repurchase  orders  received from an  authorized  dealer after the  determination of the Fund's redemption price on a regular business  day  will  receive  that  day's  redemption  price  if the request to the dealer by its  customer  to arrange  such  repurchase prior to the  determination of the Fund's  redemption price that day complies with the requirements  governing such requests as stated in the current Prospectus and/or SAI.

      (e) You will  make  every  reasonable  effort  and  take all  reasonably available  measures  to  assure  the  accurate  performance  of  all services to be performed by you  hereunder  within the  requirements of any statute,  rule or regulation  pertaining to the redemption of shares of a regulated  investment  company and any  requirements set forth in the  then-current  Prospectus  and/or SAI of the Fund.  You shall correct any error or omission  made by you in the  performance of your duties  hereunder of which you shall have received notice in writing and any necessary  substantiating  data;  and you shall hold the Fund harmless  from the effect of any errors or omissions  which might  cause an  over-  or  under-redemption  of the  Fund's  Shares
          and/or  an  excess  or  non-payment  of  dividends,   capital  gains
          distributions, or other distributions.

      (f) In the event an  authorized  dealer  initiating a  repurchase  order shall  fail to make  delivery  or  otherwise  settle  such  order in accordance with the rules of the National  Association of Securities
          Dealers,  Inc.,  you shall have the right to cancel such  repurchase order  and,  at your  account  and  risk,  to hold  responsible  the originating  dealer.  In the event that any  cancellation of a Share repurchase  order or any error in the timing of the  acceptance of a
          Share  repurchase  order shall result in a gain or loss to the Fund, you agree  promptly  to  reimburse  the Fund for any amount by which any losses shall exceed then-existing gains so arising.

6.    1933  Act  Registration.  The Fund  has  delivered  to you a copy of its
      -----------------------
current  Prospectus and SAI. The Fund agrees that it will use its best efforts to continue the  effectiveness  of the  Registration  Statement under the 1933
Act.  The Fund  further  agrees  to  prepare  and file any  amendments  to its
Registration  Statement as may be necessary and any supplemental data in order to comply with the 1933 Act.  The Fund will furnish you at your expense with a reasonable  number  of  copies of the  Prospectus  and SAI and any  amendments thereto for use in connection with the sale of Shares.

7.    1940 Act  Registration.  The Fund has already  registered under the 1940
      ----------------------
Act as an  investment  company,  and it will use its best  efforts to maintain such registration and to comply with the requirements of the 1940 Act.

8.    State Blue Sky Qualification.  At your request,  the Fund will take such
      ----------------------------
steps as may be necessary  and feasible to qualify  Shares for sale in states, territories or  dependencies  of the United States,  the District of Columbia,
the Commonwealth of Puerto Rico and in foreign  countries,  in accordance with the laws  thereof,  and to renew or extend any such  qualification;  provided, however,  that the Fund shall not be required to qualify shares or to maintain the  qualification  of shares  in any  jurisdiction  where it shall  deem such qualification disadvantageous to the Fund.

9.    Duties of Distributor You agree that:
      ---------------------

      (a) Neither  you nor any of your  officers  will  take any long or short position in the Shares,  but this provision shall not prevent you or your officers from acquiring Shares for investment purposes only;

      (b) You shall furnish to the Fund any pertinent  information required to be inserted  with respect to you as General  Distributor  within the
          purview  of  the   Securities   Act  of  1933  in  any   reports  or
          registration  required to be filed with any governmental  authority;
          and

      (c) You  will  not  make  any  representations   inconsistent  with  the
          information contained in the current Prospectus and/or SAI.

(d)   You shall  maintain such records as may be  reasonably  required for the
          Fund or its transfer or  shareholder  servicing  agent to respond to shareholder  requests  or  complaints,  and to  permit  the  Fund to maintain proper accounting records,  and you shall make such records available  to  the  Fund  and  its  transfer  agent  or  shareholder servicing agent upon request.

      (e) In  performing  under  this  Agreement,  you shall  comply  with all requirements  of the Fund's  current  Prospectus  and/or SAI and all
          applicable   laws,   rules  and  regulations  with  respect  to  the
          purchase, sale and distribution of Shares.

10.   Allocation  of Costs.  The Fund  shall pay the cost of  composition  and
      --------------------
printing of sufficient  copies of its  Prospectus and SAI as shall be required for periodic  distribution to its  shareholders and the expense of registering
Shares for sale under  federal  securities  laws.  You shall pay the  expenses normally  attributable  to the sale of  Shares,  other  than as paid under the
Fund's  Distribution Plan under Rule 12b-1 of the 1940 Act, including the cost of printing  and mailing of the  Prospectus  (other  than those  furnished  to existing  shareholders)  and any sales  literature  used by you in the  public sale of the Shares and for  registering  such shares under state blue sky laws pursuant to paragraph 8.

11.   Duration.  This  Agreement  shall take effect on the date first  written
      --------
above, and shall supersede any and all prior General Distributor's  Agreements by and  among  the  Fund  and  you.  Unless  earlier  terminated  pursuant  to paragraph  12 hereof,  this  Agreement  shall remain in effect until two years from the date of execution  hereof,  and  hereinafter  will continue in effect from  year to year,  provided  that  such  continuance  shall be  specifically approved at least annually:  (a) by the Fund's Board of Trustees or by vote of a majority  of the  voting  securities  of the Fund;  and (b) by the vote of a
majority  of  the  Trustees,   who  are  not  parties  to  this  Agreement  or
"interested  persons" (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

12.   Termination  This  Agreement  may  be  terminated  (a)  by  the  General
      -----------
Distributor  at any time without  penalty by giving sixty days' written notice
(which notice may be waived by the Fund);  (b) by the Fund at any time without penalty  upon sixty days'  written  notice to the General  Distributor  (which notice may be waived by the General Distributor);  or (c) by mutual consent of the Fund and the General  Distributor,  provided that such  termination by the
Fund shall be  directed or approved by the Board of Trustees of the Fund or by the vote of the holders of a majority of the outstanding  voting securities of the Fund. In the event this  Agreement is terminated by the Fund,  the General
Distributor  shall be entitled to be paid the CDSC under paragraph 3 hereof on the  redemption  proceeds of Shares sold prior to the  effective  date of such termination.

13.   Assignment.  This  Agreement  may not be amended  or  changed  except in
      ----------
writing  and shall be  binding  upon and  shall  enure to the  benefit  of the parties hereto and their respective successors;  however, this Agreement shall not be  assigned  by  either  party  and shall  automatically  terminate  upon assignment.

14.   Disclaimer   of   Shareholder   Liability.   The   General   Distributor
      -----------------------------------------
understands  and agrees that the  obligations of the Fund under this Agreement are not binding upon any Trustee or  shareholder of the Fund  personally,  but
bind  only  the  Fund  and  the  Fund's  property;   the  General  Distributor
represents  that it has notice of the provisions of the  Declaration of Trust, as may be  amended  or  restated  from time to time,  of the Fund  disclaiming trustee and shareholder liability for acts or obligations of the Fund.

15.   Section  Headings  The  headings  of  each  section  is for  descriptive
      -----------------
purposes  only,  and such headings are not to be construed or  interpreted  as part of this Agreement.

If the  foregoing is in  accordance  with your  understanding,  so indicate by signing in the space provided below.

                                    Conservative Investor Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        ------------------
                                        Robert G. Zack
                                        Secretary

Accepted:

OppenheimerFunds Distributor, Inc.

By: /s/ James H. Ruff
    -----------------
   James H. Ruff
   President

                       GENERAL DISTRIBUTOR'S AGREEMENT

                                   BETWEEN

                           MODERATE INVESTOR FUND,

                   A SERIES OF OPPENHEIMER PORTFOLIO SERIES

                                     AND

                      OPPENHEIMERFUNDS DISTRIBUTOR, INC.

Date: December 8, 2004

OPPENHEIMERFUNDS DISTRIBUTOR, INC.
Two World Financial Center
225 Liberty Street
New York, New York 10281-1008

Dear Sirs:

Moderate   Investor  Fund,  a  series  of  Oppenheimer   Portfolio  Series,  a
Massachusetts  business  trust (the  "Fund"),  is  registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"),  consisting of one or more  series  ("Series")  and an  indefinite  number  of one or more classes of its shares of beneficial  interest for each Series  ("Shares") have been  registered  under  the  Securities  Act of 1933 (the  "1933  Act") to be offered for sale to the public in a continuous  public  offering in accordance with the terms and  conditions  set forth in the  Prospectus  and Statement of
Additional  Information ("SAI") included in the Fund's Registration  Statement as it may be amended from time to time (the "current Prospectus and/or SAI").

In  this   connection,   the  Fund  desires  that  your  firm  (the   "General
Distributor") act in a principal capacity as General  Distributor for the sale and  distribution  of Shares which have been registered as described above and of any additional  Shares which may become  registered during the term of this
Agreement.  You have  advised  the Fund  that you are  willing  to act as such
General  Distributor,  and  it is  accordingly  agreed  by and  between  us as follows:

1.    Appointment  of the  Distributor.  The Fund hereby  appoints  you as the
      --------------------------------
sole  General  Distributor,   pursuant  to  the  aforesaid  continuous  public
offering of its Shares,  and the Fund  further  agrees from and after the date of this Agreement,  that it will not,  without your consent,  sell or agree to sell any Shares  otherwise  than through  you,  except (a) the Fund may itself sell shares  without sales charge as an  investment to the officers,  trustees or  directors  and bona fide  present and former  full-time  employees  of the
Fund,  the Fund's  Investment  Adviser and  affiliates  thereof,  and to other investors who are  identified in the current  Prospectus  and/or SAI as having the privilege to buy Shares at net asset value;  (b) the Fund may issue shares in connection  with a merger,  consolidation  or acquisition of assets on such basis as may be authorized  or permitted  under the 1940 Act; (c) the Fund may issue shares for the reinvestment of dividends and other  distributions of the
Fund or of any other Fund if permitted by the current  Prospectus  and/or SAI;
and  (d)  the  Fund  may  issue  shares  as  underlying  securities  of a unit investment  trust if such unit  investment  trust has elected to use Shares as an  underlying  investment;  provided  that  in no  event  as to  any  of  the foregoing  exceptions  shall  Shares  be  issued  and  sold at less  than  the then-existing net asset value.

2.    Sale of Shares.  You hereby  accept  such  appointment  and agree to use
      --------------
your best efforts to sell Shares,  provided,  however,  that when requested by the Fund at any time  because of market or other  economic  considerations  or abnormal  circumstances  of any kind,  or when agreed to by mutual  consent of the Fund and the General Distributor,  you will suspend such efforts. The Fund may also  withdraw  the  offering  of Shares at any time when  required by the provisions of any statute,  order, rule or regulation of any governmental body having  jurisdiction.  It is understood  that you do not undertake to sell all or any specific number of Shares.

3.    Sales  Charge.  Shares  shall be sold by you at net asset  value  plus a
      -------------
front-end sales charge not in excess of 8.5% of the offering price,  but which front-end  sales charge shall be  proportionately  reduced or  eliminated  for larger  sales and  under  other  circumstances,  in each case on the basis set forth in the current Prospectus and/or SAI. The redemption  proceeds of shares offered and sold at net asset value with or without a front-end  sales  charge may be  subject to a  contingent  deferred  sales  charge  ("CDSC")  under the circumstances  described in the current Prospectus and/or SAI. You may reallow such portion of the front-end  sales charge to dealers or cause payment (which may exceed the  front-end  sales  charge,  if any) of  commissions  to brokers through  which  sales are  made,  as you may  determine,  and you may pay such amounts to dealers  and  brokers  on sales of shares  from your own  resources
(such dealers and brokers shall  collectively  include all domestic or foreign institutions  eligible  to offer  and sell the  Shares),  and in the event the
Fund has more than one  Series or class of  Shares  outstanding,  then you may impose a front-end  sales charge  and/or a CDSC on Shares of one Series or one class  that is  different  from the  charges  imposed  on Shares of the Fund's other  Series  or  class(es),  in  each  case  as set  forth  in  the  current
Prospectus  and/or SAI,  provided the  front-end  sales charge and CDSC to the ultimate  purchaser  do not  exceed the  respective  levels set forth for such category of purchaser in the current Prospectus and/or SAI.

4.    Purchase of Shares.
      ------------------

      (a) As  General  Distributor,  you  shall  have the  right to  accept or reject  orders for the  purchase of Shares at your  discretion.  Any consideration  which you may receive in  connection  with a rejected purchase order will be returned promptly.

      (b) You agree promptly to issue or to cause the duly appointed  transfer or  shareholder  servicing  agent of the Fund to issue as your agent confirmations  of all  accepted  purchase  orders and to  transmit a copy of such  confirmations  to the Fund. The net asset value of all
          Shares  which are the  subject of such  confirmations,  computed  in accordance with the applicable  rules under the 1940 Act, shall be a liability  of  the  General  Distributor  to  the  Fund  to be  paid promptly  after  receipt of payment from the  originating  dealer or broker (or investor,  in the case of direct purchases) and not later than eleven business days after such  confirmation  even if you have not  actually  received  payment  from  the  originating  dealer  or broker, or investor.  In no event shall the General Distributor make payment to the Fund later than permitted by applicable  rules of the
          National Association of Securities Dealers, Inc.

      (c) If the  originating  dealer  or  broker  shall  fail to make  timely settlement  of its  purchase  order in  accordance  with  applicable rules of the National  Association of Securities  Dealers,  Inc., or
          if a direct  purchaser shall fail to make good payment for shares in a timely  manner,  you shall have the right to cancel such  purchase order  and,  at your  account  and  risk,  to hold  responsible  the originating  dealer or broker,  or investor.  You agree  promptly to reimburse the Fund for losses  suffered by it that are  attributable to any such  cancellation,  or to errors on your part in relation to the  effective  date of  accepted  purchase  orders,  limited to the amount that such losses  exceed  contemporaneous  gains  realized by the Fund for either of such reasons  with respect to other  purchase orders.

      (d) In the case of a  canceled  purchase  for the  account of a directly purchasing shareholder,  the Fund agrees that if such investor fails to make you whole for any loss you pay to the Fund on such  canceled purchase  order,  the Fund will  reimburse  you for such loss to the extent of the aggregate  redemption  proceeds of any other shares of the  Fund  owned  by such  investor,  on your  demand  that the Fund exercise  its  right to claim  such  redemption  proceeds.  The Fund shall  register  or cause to be  registered  all Shares  sold to you pursuant to the  provisions  hereof in such names and amounts as you may  request  from time to time and the Fund shall issue or cause to be issued  certificates  evidencing  such Shares for delivery to you or  pursuant  to  your  direction  if  and to the  extent  that  the shareholder  account in question  contemplates  the issuance of such certificates.  All  Shares,  when so issued  and paid for,  shall be fully paid and  non-assessable  by the Fund (which shall not prevent the  imposition  of any CDSC that may apply) to the extent set forth in the current Prospectus and/or SAI.

5.    Repurchase of Shares.
      --------------------

      (a) In connection  with the repurchase of Shares,  you are appointed and shall act as Agent of the Fund. You are  authorized,  for so long as you act as General  Distributor  of the Fund,  to  repurchase,  from authorized  dealers,  certificated or  uncertificated  shares of the
          Fund  ("Shares")  on the basis of orders  received  from each dealer
          ("authorized  dealer")  with which you have a dealer  agreement  for the  sale  of  Shares  and  permitting  resales  of  Shares  to you, provided that such  authorized  dealer,  at the time of placing such resale order,  shall represent (i) if such Shares are represented by
          certificate(s),   that   certificate(s)   for  the   Shares   to  be
          repurchased  have been delivered to it by the registered  owner with a request for the  redemption of such Shares  executed in the manner and with the  signature  guarantee  required  by the  then-currently effective  prospectus  of the  Fund,  or  (ii) if  such  Shares  are uncertificated,  that the  registered  owner(s) has delivered to the dealer a request for the  redemption of such Shares  executed in the
          manner   and  with  the   signature   guarantee   required   by  the
          then-currently effective prospectus of the Fund.

      (b) You shall (a) have the right in your  discretion to accept or reject
          orders  for  the  repurchase  of  Shares;   (b)  promptly   transmit
          confirmations of all accepted  repurchase orders; and (c) transmit a copy of such  confirmation  to the Fund, or, if so directed,  to any duly appointed transfer or shareholder  servicing agent of the Fund.
          In your  discretion,  you may accept  repurchase  requests made by a
          financially    responsible    dealer   which   provides   you   with
          indemnification  in form  satisfactory  to you in  consideration  of your  acceptance  of such  dealer's  request in lieu of the  written redemption  request of the owner of the account;  you agree that the
          Fund shall be a third party beneficiary of such indemnification.

      (c) Upon  receipt  by  the  Fund  or  its  duly  appointed  transfer  or shareholder  servicing agent of any  certificate(s) (if any has been issued) for repurchased  Shares and a written  redemption request of the  registered  owner(s) of such Shares  executed in the manner and bearing  the  signature  guarantee  required  by the  then-currently effective  Prospectus or SAI of the Fund, the Fund will pay or cause its duly appointed transfer or shareholder  servicing agent promptly to pay to the originating  authorized dealer the redemption price of the  repurchased  Shares (other than  repurchased  Shares subject to the  provisions  of part (d) of  Section 5 of this  Agreement)  next determined after your receipt of the dealer's repurchase order.

      (d) Notwithstanding  the  provisions  of part (c) of  Section  5 of this
          Agreement,  repurchase  orders  received from an  authorized  dealer after the  determination of the Fund's redemption price on a regular business  day  will  receive  that  day's  redemption  price  if the request to the dealer by its  customer  to arrange  such  repurchase prior to the  determination of the Fund's  redemption price that day complies with the requirements  governing such requests as stated in the current Prospectus and/or SAI.

      (e) You will  make  every  reasonable  effort  and  take all  reasonably available  measures  to  assure  the  accurate  performance  of  all services to be performed by you  hereunder  within the  requirements of any statute,  rule or regulation  pertaining to the redemption of shares of a regulated  investment  company and any  requirements set forth in the  then-current  Prospectus  and/or SAI of the Fund.  You shall correct any error or omission  made by you in the  performance of your duties  hereunder of which you shall have received notice in writing and any necessary  substantiating  data;  and you shall hold the Fund harmless  from the effect of any errors or omissions  which might  cause an  over-  or  under-redemption  of the  Fund's  Shares
          and/or  an  excess  or  non-payment  of  dividends,   capital  gains
          distributions, or other distributions.

      (f) In the event an  authorized  dealer  initiating a  repurchase  order shall  fail to make  delivery  or  otherwise  settle  such  order in accordance with the rules of the National  Association of Securities
          Dealers,  Inc.,  you shall have the right to cancel such  repurchase order  and,  at your  account  and  risk,  to hold  responsible  the originating  dealer.  In the event that any  cancellation of a Share repurchase  order or any error in the timing of the  acceptance of a
          Share  repurchase  order shall result in a gain or loss to the Fund, you agree  promptly  to  reimburse  the Fund for any amount by which any losses shall exceed then-existing gains so arising.

6.    1933  Act  Registration.  The Fund  has  delivered  to you a copy of its
      -----------------------
current  Prospectus and SAI. The Fund agrees that it will use its best efforts to continue the  effectiveness  of the  Registration  Statement under the 1933
Act.  The Fund  further  agrees  to  prepare  and file any  amendments  to its
Registration  Statement as may be necessary and any supplemental data in order to comply with the 1933 Act.  The Fund will furnish you at your expense with a reasonable  number  of  copies of the  Prospectus  and SAI and any  amendments thereto for use in connection with the sale of Shares.

7.    1940 Act  Registration.  The Fund has already  registered under the 1940
      ----------------------
Act as an  investment  company,  and it will use its best  efforts to maintain such registration and to comply with the requirements of the 1940 Act.

8.    State Blue Sky Qualification.  At your request,  the Fund will take such
      ----------------------------
steps as may be necessary  and feasible to qualify  Shares for sale in states, territories or  dependencies  of the United States,  the District of Columbia,
the Commonwealth of Puerto Rico and in foreign  countries,  in accordance with the laws  thereof,  and to renew or extend any such  qualification;  provided, however,  that the Fund shall not be required to qualify shares or to maintain the  qualification  of shares  in any  jurisdiction  where it shall  deem such qualification disadvantageous to the Fund.

9.    Duties of Distributor You agree that:
      ---------------------

      (a) Neither  you nor any of your  officers  will  take any long or short position in the Shares,  but this provision shall not prevent you or your officers from acquiring Shares for investment purposes only;

      (b) You shall furnish to the Fund any pertinent  information required to be inserted  with respect to you as General  Distributor  within the
          purview  of  the   Securities   Act  of  1933  in  any   reports  or
          registration  required to be filed with any governmental  authority;
          and

      (c) You  will  not  make  any  representations   inconsistent  with  the
          information contained in the current Prospectus and/or SAI.

(d)   You shall  maintain such records as may be  reasonably  required for the
          Fund or its transfer or  shareholder  servicing  agent to respond to shareholder  requests  or  complaints,  and to  permit  the  Fund to maintain proper accounting records,  and you shall make such records available  to  the  Fund  and  its  transfer  agent  or  shareholder servicing agent upon request.

      (e) In  performing  under  this  Agreement,  you shall  comply  with all requirements  of the Fund's  current  Prospectus  and/or SAI and all
          applicable   laws,   rules  and  regulations  with  respect  to  the
          purchase, sale and distribution of Shares.

10.   Allocation  of Costs.  The Fund  shall pay the cost of  composition  and
      --------------------
printing of sufficient  copies of its  Prospectus and SAI as shall be required for periodic  distribution to its  shareholders and the expense of registering
Shares for sale under  federal  securities  laws.  You shall pay the  expenses normally  attributable  to the sale of  Shares,  other  than as paid under the
Fund's  Distribution Plan under Rule 12b-1 of the 1940 Act, including the cost of printing  and mailing of the  Prospectus  (other  than those  furnished  to existing  shareholders)  and any sales  literature  used by you in the  public sale of the Shares and for  registering  such shares under state blue sky laws pursuant to paragraph 8.

11.   Duration.  This  Agreement  shall take effect on the date first  written
      --------
above, and shall supersede any and all prior General Distributor's  Agreements by and  among  the  Fund  and  you.  Unless  earlier  terminated  pursuant  to paragraph  12 hereof,  this  Agreement  shall remain in effect until two years from the date of execution  hereof,  and  hereinafter  will continue in effect from  year to year,  provided  that  such  continuance  shall be  specifically approved at least annually:  (a) by the Fund's Board of Trustees or by vote of a majority  of the  voting  securities  of the Fund;  and (b) by the vote of a
majority  of  the  Trustees,   who  are  not  parties  to  this  Agreement  or
"interested  persons" (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

12.   Termination  This  Agreement  may  be  terminated  (a)  by  the  General
      -----------
Distributor  at any time without  penalty by giving sixty days' written notice
(which notice may be waived by the Fund);  (b) by the Fund at any time without penalty  upon sixty days'  written  notice to the General  Distributor  (which notice may be waived by the General Distributor);  or (c) by mutual consent of the Fund and the General  Distributor,  provided that such  termination by the
Fund shall be  directed or approved by the Board of Trustees of the Fund or by the vote of the holders of a majority of the outstanding  voting securities of the Fund. In the event this  Agreement is terminated by the Fund,  the General
Distributor  shall be entitled to be paid the CDSC under paragraph 3 hereof on the  redemption  proceeds of Shares sold prior to the  effective  date of such termination.

13.   Assignment.  This  Agreement  may not be amended  or  changed  except in
      ----------
writing  and shall be  binding  upon and  shall  enure to the  benefit  of the parties hereto and their respective successors;  however, this Agreement shall not be  assigned  by  either  party  and shall  automatically  terminate  upon assignment.

14.   Disclaimer   of   Shareholder   Liability.   The   General   Distributor
      -----------------------------------------
understands  and agrees that the  obligations of the Fund under this Agreement are not binding upon any Trustee or  shareholder of the Fund  personally,  but
bind  only  the  Fund  and  the  Fund's  property;   the  General  Distributor
represents  that it has notice of the provisions of the  Declaration of Trust, as may be  amended  or  restated  from time to time,  of the Fund  disclaiming trustee and shareholder liability for acts or obligations of the Fund.

15.   Section  Headings  The  headings  of  each  section  is for  descriptive
      -----------------
purposes  only,  and such headings are not to be construed or  interpreted  as part of this Agreement.

If the  foregoing is in  accordance  with your  understanding,  so indicate by signing in the space provided below.

                                    Moderate Investor Fund,
                                    a series of Oppenheimer Portfolio Series

                                    By: /s/ Robert G. Zack
                                        -------------------------
                                        Robert G. Zack
                                        Secretary

Accepted:

OppenheimerFunds Distributor, Inc.

By: /s/ James H. Ruff
    -----------------
   James H. Ruff
   President